Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,398,515.12
Previously Paid Amount	0.00
Total Fee Amount	745.53
Total Offset Amount	0.00
Net Fee	$ 745.53